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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 14, 2006

                              ---------------------
                              X-RITE, INCORPORATED
                              ---------------------


          MICHIGAN                   000-14800                38-1737300
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)

                              3100 44TH STREET S.W.
                           GRANDVILLE, MICHIGAN 49418
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (616) 534-7663
                              ---------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 14, 2006, the Compensation Committee of the Board of Directors of X-Rite, Incorporated (the "Company") established the following base salaries and bonus targets for its executive officers for fiscal year 2007:

Base Salaries.  Base salaries for fiscal year 2007 are as follows:
-------------

Name                   Position                                   Base Salary
----                   --------                                   -----------
Thomas J. Vacchiano    President, Chief Executive Officer         $320,000
Mary E. Chowning       Vice President, Chief Financial Officer    $295,000
Dr. Francis M. Lamy    Vice President, Chief Technology Officer   $265,930
Jeffrey L. Smolinski   Vice President, Operations                 $240,000
Bernard J. Berg        Senior Vice President, Engineering         $216,000


Bonus Targets.  Bonus targets for fiscal year 2007 are as follows:
-------------

Name                   Position                                   Bonus Target
----                   --------                                   ------------
Thomas J. Vacchiano    President, Chief Executive Officer         $192,000
Mary E. Chowning       Vice President, Chief Financial Officer    $141,600
Dr. Francis M. Lamy    Vice President, Chief Technology Officer   $122,846
Jeffrey L. Smolinski   Vice President, Operations                 $96,000
Bernard J. Berg        Senior Vice President, Engineering         $86,400


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 14, 2006 and effective as of that date, the Board of Directors of the Company amended Article II, Section 1 and Article II, Section 3 of the Company's Amended and Restated Bylaws (the "Bylaws"). The Board of Directors amended Article II, Section 1 of the Bylaws to provide that the Board of Directors may authorize the issuance of some or all of any class or series of the Company's shares without certificates representing such shares. Such authorization shall not affect shares already represented by certificates until such certificates are surrendered to the Company. After the issuance of shares without certificates and within a reasonable time, the Company shall send the shareholder a written statement of the information normally required on certificates as mandated under the Michigan Business Corporation Act. The Board of Directors amended Article II, Section 3 of the Bylaws to provide that, if the Board of Directors has authorized the issuance of shares without certificates, after a transfer of shares and within a reasonable time, the Company rather than issue a certificate, may send the transferee shareholder a written statement of the information normally required on certificates as mandated under the Michigan Business Corporation Act. The Board of Directors may issue a new certificate if the transferee shareholder specifically requests it. Prior to these amendments, the Bylaws provided for shares of the Company's capital stock to be represented by certificates.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, as amended by the Board of Directors. A complete copy of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     3.1 Amended and Restated Bylaws of X-Rite, Incorporated.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                        X-RITE, INCORPORATED


Dated:  November 20, 2006               By:  /s/ Mary E. Chowning
                                           ----------------------
                                              Mary E. Chowning
                                              Chief Financial Officer